This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.

                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                          EASTERN DISTRICT OF WISCONSIN

Case Name:  FV Steel & Wire Company ("FVSW")               Case No: 04-22421-SVK
            Keystone Consolidated Industries, Inc. ("KCI")          04-22422-SVK
            DeSoto Environmental Management, Inc. ("DEMI")          04-22423-SVK
            J.L. Prescott Company ("JLP")                           04-22424-SVK
            Sherman Wire Company ("SWC")                            04-22425-SVK
            Sherman Wire of Caldwell, Inc.("SWCI")                  04-22426-SVK

                             FOR MONTH OF MAY, 2004

                              I. FINANCIAL SUMMARY

                        CASH RECEIPTS AND DISBURSEMENTS
                        -------------------------------

                                   FVSW      KCI        DEMI      JLP      SWC      SWCI      Total
                                   ----      ---        ----      ---      ---      ----      -----
A.  CASH ON HAND START OF MONTH      $0  $4,440,819       $0       $0   ($3,213) ($2,264) $4,435,342
                                  -------------------------------------------------------------------
B.  RECEIPTS                          0 104,500,661        0        0    10,700    2,264 104,513,625
                                  -------------------------------------------------------------------
C.  DISBURSEMENTS                     0 103,011,360        0        0     9,879        0 103,021,239
                                  -------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)      0   1,489,301        0        0       821    2,264   1,492,386
                                  -------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH        $0  $5,930,120       $0       $0   ($2,392)      $0  $5,927,728
                                  ===================================================================

Note 1 - KCI Cash On Hand At End of Month includes $6,770,537 of cash held in escrow for PSC Metals, Inc. pending resolution of disputed ferrous scrap ownership. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).
Note 2 - KCI Receipts include $27,125,000 of advances on its Revolving Line of Credit (RLC).
Note 3 - KCI Disbursements include $28,839,695 of payments on its RLC.
Note 4 - KCI Receipts and Disbursements include transfers from and to, respectively KCI accounts of $48,616,436.
Note 5 - SWC Receipts and KCI Disbursements include transfers from KCI to SWC of $6,733.

                        CASH DISBURSEMENT RECONCILIATION
                        --------------------------------

                                             FVSW       KCI         DEMI      JLP         SWC        SWCI      Total
                                             ----       ---         ----      ---         ---        ----      -----
Per Schedule of Receipts and Disbursements    0     103,011,360       0        0         9,879        0     103,021,239
Less:
    Payments on Revolving Credit Facility           (28,839,695)                                            (28,839,695)
    Transfers to other cash accounts                (48,623,169)                                            (48,623,169)

                                            ----------------------------------------------------------------------------
Net Cash Disbursements                       $0     $25,548,496      $0       $0        $9,879       $0     $25,558,375
                                            ============================================================================

                            PROFIT AND LOSS STATEMENT
                            -------------------------
                                  ACCRUAL BASIS
                                  -------------

                                                                                                  Sub        Elimin-
                                       FVSW      KCI       DEMI     JLP       SWC       SWCI     Total       ations        Total
                                       ----      ---       ----     ---       ---       ----     -----       ------        -----
A   NET SALES                             $0 $29,659,741      $0       $0 $1,428,028       $0 $31,087,769 ($1,985,697) $29,102,072
B.  COST OF SALES                          0  21,153,985       0        0  1,092,760        0  22,246,745  (1,985,697)  20,261,048
                                      ---------------------------------------------------------------------------------------------
C.  GROSS PROFIT                           0   8,505,756       0        0    335,268        0   8,841,024           0    8,841,024
D.  TOTAL OPERATING EXPENSES           3,549   5,162,225       0   60,250    296,937   16,946   5,539,907    (199,867)   5,340,040
                                      ---------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS) FROM OPERATIONS (3,549)  3,343,531       0  (60,250)    38,331  (16,946)  3,301,117     199,867    3,500,984
F.  NON-OPERATING, NON-RECURRING
       REVENUE(EXPENSES)               7,994  (1,172,667) 60,000        0    128,998        0    (975,675)   (199,867)  (1,175,542)
                                      ---------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)                 $4,445  $2,170,864 $60,000 ($60,250)  $167,329 ($16,946) $2,325,442          $0   $2,325,442
                                      =============================================================================================

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                                  Sub        Elimin-
                                       FVSW      KCI       DEMI     JLP       SWC       SWCI     Total       ations        Total
                                       ----      ---       ----     ---       ---       ----     -----       ------        -----
A.  Related to Business Operations:
    -------------------------------
    Total Revenue (Sales)                     $29,659,741                  $1,428,028          $31,087,769 ($1,985,697) $29,102,072
                                       ---------------------------------------------------------------------------------------------
    Less:  Cost of Goods Sold:
      Beginning Inventory at Cost              39,571,621                   1,742,652           41,314,273               41,314,273
      Add: Purchases                           25,297,153                   1,625,715           26,922,868  (1,985,697)  24,937,171
      Less:  Ending Inventory at Cost          43,714,789                   2,275,607           45,990,396               45,990,396
                                       ---------------------------------------------------------------------------------------------
     Cost of Goods Sold                     0  21,153,985       0        0  1,092,760        0  22,246,745  (1,985,697)  20,261,048
                                       ---------------------------------------------------------------------------------------------

    Gross Profit                            0   8,505,756       0        0    335,268        0   8,841,024           0    8,841,024
                                       ---------------------------------------------------------------------------------------------

    Less:  Operating Expenses:
      Officer Compensation                         40,577                           0               40,577                   40,577
      Salaries and Wages --
        Other Employees                         1,100,401                      87,250            1,187,651                1,187,651
      Employee Benefits and Pensions      105   1,123,600                      32,349    5,666   1,161,720                1,161,720
      Payroll Taxes                                94,272                      14,299              108,571                  108,571
      Real Estate Taxes                            12,231                      14,618      726      27,575                   27,575
      Federal and State Income Taxes                    0                           0        0           0                        0
      Rent and Lease Expense                        1,972                       2,361    1,099       5,432                    5,432
      Interest Expense                            448,070          60,000           0              508,070    (188,998)     319,072
      Insurance                                    48,464                      12,730               61,194                   61,194
      Automobile Expense                                0                         492                  492                      492
      Utilities                                   240,578                      10,109      780     251,467                  251,467
      Depreciation and Amortization     3,444   1,130,471                      90,386    5,915   1,230,216                1,230,216
      Repairs and Maintenance                     118,615                       6,327              124,942                  124,942
      Advertising                                  25,681                           0               25,681                   25,681
      Supplies, Office Expense
        and Photocopies                           121,341                       3,824              125,165                  125,165
      Bad Debts                                         0                           0                    0                        0
      Miscellaneous                         0     655,952       0      250     22,192    2,760     681,154     (10,869)     670,285
                                       ---------------------------------------------------------------------------------------------
    Total Operating Expenses            3,549   5,162,225       0   60,250    296,937   16,946   5,539,907    (199,867)   5,340,040
                                       ---------------------------------------------------------------------------------------------

    Net Income (Loss) From Operations  (3,549)  3,343,531       0  (60,250)    38,331  (16,946)  3,301,117     199,867    3,500,984
                                       ---------------------------------------------------------------------------------------------


B.  Not Related to Business Operations:
    -----------------------------------
    Revenue:
      Interest Income                     994       3,557  60,000             128,998              193,549    (188,998)       4,551
      Net Gain (Loss) on Sale of Assets                                                                  0                        0
      Other                             7,000      45,226       0        0          0        0      52,226     (10,869)      41,357
                                       ---------------------------------------------------------------------------------------------
    Total Non-Operating Revenue         7,994      48,783  60,000        0    128,998        0     245,775    (199,867)      45,908
                                       ---------------------------------------------------------------------------------------------

    Expenses:
      Legal and Professional Fees           0   1,221,450       0        0          0        0   1,221,450           0    1,221,450
      Other                                 0           0       0        0          0        0           0           0            0
                                       ---------------------------------------------------------------------------------------------
    Total Non-Operating Expenses            0   1,221,450       0        0          0        0   1,221,450           0    1,221,450
                                       ---------------------------------------------------------------------------------------------

    Net Income (Loss) For Period       $4,445  $2,170,864 $60,000 ($60,250)  $167,329 ($16,946) $2,325,442          $0   $2,325,442
                                       =============================================================================================

Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.
Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                                IV. BALANCE SHEET

                                                                                                  Sub        Elimin-
                        FVSW         KCI         DEMI        JLP        SWC          SWCI        Total       ations       Total
                        ----         ---         ----        ---        ---          ----        -----       ------       -----
   ASSETS
   ------
Current
-------
Cash                              $5,930,120                             ($2,392)              $5,927,728                $5,927,728
Inventory                53,582   26,694,209                           2,470,797               29,218,588                29,218,588
Accounts Receivable               30,556,462                             615,734               31,172,196                31,172,196
Prepaid Expenses                     871,085                              92,368      1,264       964,717                   964,717
Other - Exhibit E        76,988    2,147,798  14,789,793           0     312,483          0    17,327,062  (15,102,276)   2,224,786
                     ---------------------------------------------------------------------------------------------------------------
   Total Current
    Assets              130,570   66,199,674  14,789,793           0   3,488,990      1,264    84,610,291  (15,102,276)  69,508,015
                     ---------------------------------------------------------------------------------------------------------------
Fixed
-----
Property and
 Equipment            1,175,330  323,147,343                          21,589,653  2,829,738   348,742,064               348,742,064
Accumulated
 Depreciation          (710,932)(236,914,770)                        (16,446,567)(2,322,805) (256,395,074)             (256,395,074)
                     ---------------------------------------------------------------------------------------------------------------
   Total Fixed
    Assets              464,398   86,232,573           0           0   5,143,086    506,933    92,346,990            0   92,346,990
                     ---------------------------------------------------------------------------------------------------------------
Other
-----
Restricted
 Investments                       5,556,917                             401,599                5,958,516                 5,958,516
Prepaid Pension
 Asset                           130,748,674                                                  130,748,674               130,748,674
Deferred Financing
 Costs                             1,467,767                                                    1,467,767                 1,467,767
Goodwill                             751,508                                                      751,508                   751,508
Other - Exhibit F       115,000   39,632,719           0           0   2,246,873          0    41,994,590  (41,173,674)     820,916
                     ---------------------------------------------------------------------------------------------------------------
   Total Other
    Assets              115,000  178,157,585           0           0   2,648,472          0   180,921,055  (41,173,674) 139,747,381
                     ---------------------------------------------------------------------------------------------------------------

   Total Assets        $709,968 $330,589,832 $14,789,793          $0 $11,280,548   $508,197  $357,878,336 ($56,275,950)$301,602,386
                     ===============================================================================================================

                                                                                                  Sub        Elimin-
                        FVSW         KCI         DEMI        JLP        SWC          SWCI        Total       ations       Total
                        ----         ---         ----        ---        ---          ----        -----       ------       -----
   LIABILITIES
   -----------
Current
-------
Pre-Petition
 Accounts Payable                 19,269,155                             883,776     54,503    20,207,434                20,207,434
Post-Petition
 Accounts Payable                  8,720,883                             115,681      1,500     8,838,064                 8,838,064
Pre-Petition
 Accounts Payable-
 Affiliates          (2,649,073)  90,315,476   5,774,107  15,552,291 (89,758,156)(1,459,080)   17,775,565  (14,904,350)   2,871,215
Post-Petition
 Accounts Payable-
 Affilliates            (98,419)     312,712       6,760     180,750     334,282   (172,483)      563,602     (197,926)     365,676
Pre-Petition
 Accrued Expenses-
 Exhibit G                3,183   20,954,686      35,632     (36,000)  6,668,380     64,082    27,689,963            0   27,689,963
Post-Petition
 Accrued Expenses-
 Exhibit H                    0   11,781,823           0           0     200,843      3,223    11,985,889            0   11,985,889
Pre-Petition Notes
 Payable and Current                                                                                    0                         0
 Maturities of Long
 Term Debt                        28,154,477                              20,290               28,174,767                28,174,767
Post-Petition Notes
 Payable and Current                                                                                    0                         0
 Maturities of Long
 Term Debt                        36,791,578                              (9,364)              36,782,214                36,782,214
Accrued OPEB Cost                 11,441,001                 155,000     297,662               11,893,663                11,893,663
Income Taxes Payable                                                                                    0                         0
Pre-petition accrued
 pref. Stock
 dividends                        11,651,342                                                   11,651,342                11,651,342
Post petition
 accrued pref.
 Stock dividends                   1,484,975                                                    1,484,975                 1,484,975
                     ---------------------------------------------------------------------------------------------------------------
   Total Current
    Liabilities      (2,744,309) 240,878,108   5,816,499  15,852,041 (81,246,606)(1,508,255)  177,047,478  (15,102,276) 161,945,202
                     ---------------------------------------------------------------------------------------------------------------

Long-Term
---------
Pre-Petition
 Long Term Debt                   32,180,761                                                   32,180,761                32,180,761
Post-Petition
 Long Term Debt                                                                                         0                         0
Accrued OPEB Cost        33,000  105,553,101               1,620,194   9,309,976              116,516,271               116,516,271
Accrued Pension Cost               1,386,700                                                    1,386,700                 1,386,700
Pre-Petition
 Accrued Expenses-
 Exhibit I                    0   11,096,137   3,473,908           0           0          0    14,570,045            0   14,570,045
Post-Petition
 Accrued Expenses-
 Exhibit J                    0      517,246      (6,230)          0           0          0       511,016            0      511,016
                     ---------------------------------------------------------------------------------------------------------------
   Total Long Term
    Liabilities          33,000  150,733,945   3,467,678   1,620,194   9,309,976          0   165,164,793            0  165,164,793
                     ---------------------------------------------------------------------------------------------------------------

                                                                                                  Sub        Elimin-
                        FVSW         KCI         DEMI        JLP        SWC          SWCI        Total       ations       Total
                        ----         ---         ----        ---        ---          ----        -----       ------       -----

Preferred Stock                    2,112,000                                                    2,112,000                 2,112,000
---------------      ---------------------------------------------------------------------------------------------------------------

STOCKHOLDERS'
 EQUITY (DEFICIT)
Common Stock             10,000   10,798,251           6   2,246,866   5,619,274      1,000    18,675,397   (7,877,145)  10,798,252
Additional Paid-In
 Capital                          39,934,984                          27,579,007               67,513,991  (27,579,007)  39,934,984
Accumulated Deficit   3,411,277 (113,855,331)  5,405,610 (19,719,101) 83,576,348  2,015,452   (39,165,745) (39,274,975) (78,440,720)
Treasury Stock                       (12,125)                        (33,557,453)             (33,569,578)  33,557,453      (12,125)
                     ---------------------------------------------------------------------------------------------------------------
   Total
   Stockholders'
   Equity (Deficit)   3,421,277  (63,134,221)  5,405,616 (17,472,235) 83,217,176  2,016,452    13,454,065  (41,173,674) (27,719,609)
                     ---------------------------------------------------------------------------------------------------------------

   Total Liabilities
   & Stockholders'
   Equity (Deficit)    $709,968 $330,589,832 $14,689,793          $0 $11,280,546   $508,197  $357,778,336 ($56,275,950)$301,502,386
                     ===============================================================================================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.
Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                   EXHIBIT E

                              OTHER CURRENT ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP        SWC      SWCI    Total       ations        Total
                                 ----        ---         ----       ---        ---      ----    -----       ------        -----
Interest Receivable              $1,988                                                          $1,988                   $1,988
Note Receivable                  75,000                                                          75,000                   75,000
Intercompany Receivable                   2,115,645  14,789,793             312,483          17,217,921  (15,102,276)  2,115,645
Short Term Investments                       20,428                                              20,428                   20,428
Receivable From EB Plans                      2,295                                               2,295                    2,295
Stop Loss Receivable                          8,930                                               8,930                    8,930
Security Deposit                                500                                                 500                      500
                             ---------------------------------------------------------------------------------------------------
                                $76,988  $2,147,798 $14,789,793      $0    $312,483      $0  17,327,062  ($15,102,276)$2,224,786
                             ===================================================================================================

                                    EXHIBIT F
                             OTHER LONG TERM ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP        SWC      SWCI    Total       ations        Total
                                 ----        ---         ----       ---        ---      ----    -----       ------        -----
Note Receivable                $115,000                                                        $115,000                 $115,000
Rail Cars                                   377,866                                             377,866                  377,866
Investment in Sherman
 Wire Corp.                              38,915,803                                          38,915,803  (38,915,803)          0
Investment in Fox Valley
 Steel & Wire                                10,000                                              10,000      (10,000)          0
Investment in Sherman
 Wire of Caldwell Inc.                        1,000                                               1,000       (1,000)          0
Investment in J.L. Prescott
 /DEMI                                                                    2,246,871           2,246,871   (2,246,871)          0
Long Term Insurance
 Receivable                                 323,250                                             323,250                  323,250
Deposits                                      4,800                                               4,800                    4,800
                                                                                                      0                        0
                             -------------------------------------------------------------------------------------------------------
                               $115,000 $39,632,719        $0        $0  $2,246,871      $0 $41,994,590 ($41,173,674)   $820,916
                             =======================================================================================================

                                    EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                                     Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP         SWC      SWCI         Total     ations     Total
                                 ----        ---        ----      ---         ---      ----         -----     ------     -----
Income Taxes                     $3,183               $35,632  ($36,000)    ($70,091)              ($67,276)            ($67,276)
Worker Comp Exp                            3,636,595                            (168)             3,636,427            3,636,427
Missar Pension                                     0                          19,935                 19,935               19,935
Unclaimed Property                             6,487                          17,540                 24,027               24,027
Abandoned Real Estate Exp                          0                         658,744                658,744              658,744
Legal and Professional Fees                  311,879                         487,932                799,811              799,811
Self-Insurance Liability                   2,535,714                       5,050,166              7,585,880            7,585,880
Pensions                                           0                          15,704                 15,704               15,704
Salaries/Wages                                77,616                          47,300                124,916              124,916
Holiday Pay/Vacations                      1,719,548                         127,854              1,847,402            1,847,402
FICA - Employer                                    0                           3,257                  3,257                3,257
Federal Unemployment Taxes                         0                           3,397                  3,397                3,397
State Unemployment Taxes                           0                          20,577                 20,577               20,577
Defined Contribution Plan                  1,321,074                          28,615              1,349,689            1,349,689
Medical Insurance                             86,560                          88,737   16,419       191,716              191,716
Utilities                                          0                           5,049     (110)        4,939                4,939
Volume Incentive Plan                              0                          72,000                 72,000               72,000
Property Tax                                  76,173                          32,865    5,973       115,011              115,011
Sales/Use Tax                                      0                           8,124    1,800         9,924                9,924
Customer Overpayments                              0                          50,843                 50,843               50,843
Other - Plant Shut-Down                            0                                   40,000        40,000               40,000
Goods received not invoiced                        0                                                      0                    0
Unearned Revenue                                   0                                                      0                    0
Sales Rebates/Discounts                    1,556,885                                              1,556,885            1,556,885
Manufacturing Misc                                 0                                                      0                    0
EPA                                        7,948,500                                              7,948,500            7,948,500
Medical Insurance                            951,800                                                951,800              951,800
Accrued State Franchise Tax                  206,742                                                206,742              206,742
Accrued Bank Service Charge                   (9,925)                                                (9,925)              (9,925)
Accrued Interest                             454,639                                                454,639              454,639
Accrued travel                                40,223                                                 40,223               40,223
Accrued taxes - other                         34,176                                                 34,176               34,176
                             -------------------------------------------------------------------------------------------------------
                                 $3,183  $20,954,686  $35,632  ($36,000)  $6,668,380  $64,082   $27,689,963     $0   $27,689,963
                             =======================================================================================================

                                    EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                               Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP      SWC      SWCI      Total     ations     Total
                                 ----        ---        ----      ---      ---      ----      -----     ------     -----
Abandoned Real Estate Exp                       153                      12,600                12,753                12,753
Pensions                                          0                      24,602                24,602                24,602
Salaries/Wages                              864,750                        (875)              863,875               863,875
Holiday Pay/Vacations                     2,411,794                      19,489             2,431,283             2,431,283
FICA - Employer                            (158,121)                      2,728              (155,393)             (155,393)
Federal Unemployment Taxes                        0                      (2,743)               (2,743)               (2,743)
State Unemployment Taxes                          0                     (11,684)              (11,684)              (11,684)
Defined Contribution Plan                   588,284                      18,915               607,199               607,199
Medical Insurance                           308,930                      25,258    (1,804)    332,384               332,384
Utilities                                   231,536                      76,177       646     308,359               308,359
Property Tax                                 94,345                      52,507     4,381     151,233               151,233
Sales/Use Tax                                   963                       1,224                 2,187                 2,187
Legal                                        30,000                     (17,355)               12,645                12,645
Professional Fees                           135,487                                           135,487               135,487
Goods Received Not Invoiced               1,645,622                                         1,645,622             1,645,622
Worker's Compensation                       (46,551)                                          (46,551)              (46,551)
Unearned Revenue                              5,384                                             5,384                 5,384
Accrued Self-Insurance Losses               211,483                                           211,483               211,483
Accrued Interest                            237,907                                           237,907               237,907
Accrued Travel                                    0                                                 0                     0
Accrued Restructuring Costs               2,875,048                                         2,875,048             2,875,048
Accrued Management Fees                      11,250                                            11,250                11,250
                             -----------------------------------------------------------------------------------------------
                                   $0   $11,781,823       $0       $0  $200,843    $3,223 $11,985,889        $0 $11,985,889
                             ===============================================================================================

                                    EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                               Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP      SWC      SWCI      Total     ations     Total
                                 ----        ---        ----      ---      ---      ----      -----     ------     -----
Environmental                             3,127,000  3,573,908                              6,700,908             6,700,908
Workmans Compensation                     1,846,775                                         1,846,775             1,846,775
Accrued Deferred Interest Exp.              781,715                                           781,715               781,715
L/T Deferred Compensation                    15,660                                            15,660                15,660
Long Term Disability                         32,987                                            32,987                32,987
L/T Deferred Tax Liability                5,292,000                                         5,292,000             5,292,000
                             -----------------------------------------------------------------------------------------------
                                   $0   $11,096,137 $3,573,908     $0      $0        $0   $14,670,045        $0 $14,670,045
                             ===============================================================================================

                                    EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                               Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP      SWC      SWCI      Total     ations      Total
                                 ----        ---        ----      ---      ---      ----      -----     ------      -----
Workmans Compensation                      $517,019                                          $517,019              $517,019
Long Term Disability                            227                                               227                   227
Environmental                                           (6,230)                                (6,230)               (6,230)
                             -----------------------------------------------------------------------------------------------
                                   $0      $517,246    ($6,230)    $0      $0        $0      $511,016        $0    $511,016
                             ===============================================================================================